Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
3/15/04


        Blended Coupon
5.7860%



        Excess Protection Level
          3 Month Average   4.96%
          October, 1997   5.43%
          September, 1997   4.81%
          August, 1997   4.64%


        Cash Yield                                  18.37%


        Investor Charge Offs                         4.61%


        Base Rate                                    8.33%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$750,000,000.00


        Seller Participation Amount
$4,401,496,533.34